Exhibit 10(v)


                                 Schedule 10(v)

Warrantech Home Assurance Company
     Policy Number:  1833226
     Policy Period:  4/28/01 - Until cancelled
     Limits of Liability:  N/A
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Service Warranty Endorsement
         Home Warranty Endorsement

Warrantech Consumer Product Services, Inc.
     Policy Number:  1833224
     Policy Period:  2/1/01 - Until cancelled
     Limits of Liability:  Per Section VI of Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions

WCPS of Florida, Inc.
     Policy Number:  1822695
     Policy Period:  4/28/01 - Until cancelled
     Limits of Liability:  N/A
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Service Warranty Endorsement
         Home Warranty Endorsement

Warrantech Home Service Company
     Policy Number:  1833225
     Policy Period:  2/1/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions



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Warrantech Home Service Company
     Policy Number:  1833231
     Policy Period:  3/8/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions

Warrantech Home Service Company
     Policy Number:  1833422
     Policy Period:  5/29/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Colorado Changes

Warrantech Home Service Company
     Policy Number:  1833617
     Policy Period:  8/24/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Ohio Changes

Warrantech Automotive
     Policy Number:  1822572
     Policy Period:  8/30/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Reimbursement Contractual Liability Insurance Policy Service Contracts


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Warrantech Home Service Company
     Policy Number:  1833606
     Policy Period:  8/16/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Georgia Changes

Warrantech Home Service Company
     Policy Number:  1589266
     Policy Period:  5/1/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Illinois Changes

Warrantech Home Service Company
     Policy Number:  1833416
     Policy Period:  6/27/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Kentucky Changes

Warrantech Home Service Company
     Policy Number:  1114072
     Policy Period:  12/03/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Texas Changes


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Warrantech Home Service Company
     Policy Number:  1833229
     Policy Period:  3/29/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Utah Changes

Warrantech Home Service Company
     Policy Number:  1833423
     Policy Period:  7/16/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Wisconsin Changes

Warrantech Home Service Company
     Policy Number:  1833424
     Policy Period:  7/16/01 - Until cancelled
     Limits of Liability:  Per Section VI of the Policy
     Endorsements:
         Service Plan Agreement Insurance Policy
         Signatures
         Additional Named Insureds
         Exclusions
         Wisconsin Changes